SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                             (Amendment No. _______)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[  ]         Preliminary Proxy Statement
[  ]         Confidential, for Use of the Commission Only
                (as permitted by Rule 14a-6(e)(2))
[  ]         Definitive Proxy Statement
[ X]         Definitive Additional Materials
[  ]         Soliciting Material Pursuant to ss. 240.14a-12

                                 HORIZON BANCORP

                (Name of Registrant as Specified in Its Charter)

     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      1)     Title of each class of securities to which transaction applies:

      2)     Aggregate number of securities to which transaction applies:

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

      4)     Proposed maximum aggregate value of transaction:

      5)     Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1) Amount Previously Paid:

      2) Form, Schedule or Registration Statement No.:

      3) Filing Party:

4) Date Filed:


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                                                    INTENDED TO BE RELEASED TO
                                                            SHAREHOLDERS ON OR
                                                          ABOUT APRIL 21, 2003


                          [HORIZON BANCORP LETTERHEAD]


                                 April 21, 2003




Dear Shareholder:

     We recently mailed you proxy materials in connection with our upcoming Annual Meeting of Shareholders to be held on Friday, May 8, 2003.

     According to our latest records, we have not received your proxy card. Regardless of the number of shares you own, it is important that they are represented and voted for at our annual meeting.

     Proposal number four on the proxy card, "the adoption of Amended and Restated Articles of Incorporation", requires approval by the holders of seventy percent (70%) of the outstanding common shares. Therefore to avoid costly delays or an adjournment of our annual meeting, it is very important that you return your proxy card.

     The Board of Directors unanimously recommends that the shareholders vote "FOR" all proposals on the proxy card.

     Please take a moment to VOTE your shares by SIGNING, DATING & MAILING the enclosed proxy card in the return envelope provided.

     Thank you for your continued support.



                                  Best Regards,

                                  /s/ Craig M. Dwight
                                  ---------------------------
                                  Craig M. Dwight
                                  President and Chief Executive Officer
                                  Michigan City, IN  46360

                                                    INTENDED TO BE RELEASED TO
                                                            SHAREHOLDERS ON OR
                                                          ABOUT APRIL 21, 2003


                          [HORIZON BANCORP LETTERHEAD]


                                 April 21, 2003




Dear Shareholder:

     We recently mailed you proxy materials in connection with our upcoming Annual Meeting of Shareholders to be held on Friday, May 8, 2003.

     According to our latest records, we have not received your proxy card. Regardless of the number of shares you own, it is important that they are represented and voted for at our annual meeting.

     Proposal number four on the proxy card, "the adoption of Amended and Restated Articles of Incorporation", requires approval by the holders of seventy percent (70%) of the outstanding common shares. Therefore to avoid costly delays or an adjournment of our annual meeting, it is very important that you return your proxy card.

     The Board of Directors unanimously recommends that the shareholders vote "FOR" all proposals listed on the proxy card.

     Please  take  a  moment  to  VOTE  your  shares   following   the  enclosed
instructions.

     Thank you for your continued support.



                                  Best Regards,

                                  /s/ Craig M. Dwight
                                  ---------------------------
                                  Craig M. Dwight
                                  President and Chief Executive Officer
                                  Michigan City, IN  46360

                                 REVOCABLE PROXY
                                 HORIZON BANCORP


[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE

                      THIS PROXY IS SOLICITED ON BEHALF OF
                             THE BOARD OF DIRECTORS

     The undersigned hereby appoints James H. Foglesong, Thomas H. Edwards or Lawrence J. Mazur, or each of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and vote, as designated below, all shares of common stock of Horizon Bancorp that the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on Thursday, May 8, 2003, at 6:00 p.m. (local time), at the Holiday Inn, 5820 S. Franklin Street, Michigan City, Indiana, or any adjournment thereof, on the following matters:

     THE BOARD OF DIRECTORS RECOMMENDS A "FOR" VOTE ON THE ELECTION OF THE DIRECTORS, THE ADOPTION OF THE AMENDED AND RESTATED ARTICLES OF INCORPORATION IN THEIR ENTIRETY AND THE OTHER PROPOSALS.


     Please be sure to sign and date this Proxy in the box below.



     Stockholder sign above_____________Co-holder (if any) sign above_______



                                                         For    With-  For All
                                                                hold   Except

1.   Election of Directors                              [  ]    [  ]   [  ]

     Robert C. Dabagia     Bruce E. Rampage
     Peter L. Pairitz      Spero W. Valavanis

(INSTRUCTION: To withhold authority to vote for any individual, write the individual's name on the space provided below.)

           -----------------------------------------------------------

                                                     For    Against Abstain

2.   Approval of Horizon Bancorp 2003
        Omnibus Equity Incentive Plan                [  ]    [  ]     [  ]

                                                     For   Against  Abstain
3.   Authorization of one million Preferred Shares   [  ]    [  ]     [  ]

4.   Adoption of Amended and Restated Articles of Incorporation

NOTE: You may elect to either: (i) vote on the Amended and Restated Articles of Incorporation in their entirety, or (ii) vote on the Article changes individually. However, none of the provisions in Proposal 4 will be adopted unless the votes cast for adoption of the Amended and Restated Articles of Incorporation in their entirety plus any votes cast for individual provisions total 70% of the outstanding Common Shares.

Adoption of the Amended and Restated
Articles of Incorporation in their entirety          For   Against  Abstain
                                                     [  ]    [  ]     [  ]

NOTE: If you voted on the adoption of the Amended and Restated Articles in their entirety above, you do not have to complete any other portion of Proposal 4.

o Adoption of individual provisions in the Amended and Restated Articles of Incorporation

a. Replace the current "business combination"
   provisions with provisions that more closely      For   Against  Abstain
   reflect current Indiana corporate law             [  ]    [  ]     [  ]



b. Revise the director removal provisions to
   allow directors to be removed for cause by        For   Against  Abstain
   the affirmative vote of two-thirds                [  ]    [  ]     [  ]
   of the other directors

c. Revise the indemnification provisions to
   provide that indemnification of employees is      For   Against  Abstain
   no longer mandatory and to more closely           [  ]    [  ]     [  ]
   reflect current Indiana corporate law

d. Revise the director conflicts of interest
   provisions to limit their application to
   directors and authorize transactions that         For   Against  Abstain
   are approved by the shareholders or are           [  ]    [  ]     [  ]
   fair to Horizon

e. Revise the indemnification provisions to limit
   mandatory indemnification to directors and        For   Against  Abstain
   officers and reflect current Indiana corporate    [  ]    [  ]     [  ]
   law

f. Make other technical changes to reflect           For   Against  Abstain
   current Indiana corporate law                     [  ]    [  ]     [  ]

5. In their discretion, on such other business as may properly be brought before the Annual Meeting or any adjournment thereof

     ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BEST JUDGMENT OF THE ABOVE-STATED PROXIES. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED FOR THE FOUR NOMINEES STATED ABOVE AND FOR PROPOSALS 2, 3 AND 4.

     Please indicate your intentions of attending the meeting on May 8, 2003, by completing the section below.

I WILL attend the Annual Meeting.
Number of Persons attending will be ____________

    ------------------------------------------------------------------------
                    Detach above card, sign, date and mail in
                        postage-paid envelope provided.

                                 HORIZON BANCORP
                  515 Franklin Square, Michigan City, IN 46360
    ------------------------------------------------------------------------
     Please sign exactly as name appears on this card. If there are two or more owners, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                             YOUR VOTE IS IMPORTANT.
               PLEASE MARK, SIGN, DATE AND RETURN YOUR PROXY CARD
                     PROMPTLY USING THE ENCLOSED ENVELOPE.
    ------------------------------------------------------------------------
      IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

         ------------------------------------------------

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




                              [Voting Instructions]

Introducing...
An Electronic Solution for Reducing Paper Flow to your Home.

We need your consent to begin the electronic process and help the environment too!

You can enjoy the convenience of viewing annual reports, proxy statements and other shareholder communications on-line. With your consent, we can begin the notification process.

The first step to this easy process is to provide us with your e-mail address after voting at www.proxyvote.com. You will be notified by e-mail when these materials are available on the Internet by following the easy directions below.

Act now! It's fast and easy...

This is all you have to do:
Log onto the Internet at www.proxyvote.com

Enter your Control Number found by your name on the enclosed Vote Instruction Form Vote your shares Enter your e-mail address
Enter a PIN (Personal Identification Number) of your choice-we suggest the last four digits of your Social Security Number

www.proxyvote.com

Voting is available 24 hours a day, 7 days a week.

Vote by Telephone or the Internet

It's quick, easy and immediate!

Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your Vote Instruction Form.

Vote by Phone/Vote by Internet

You will be asked to enter the Control Number found on the Vote Instruction
Form.

Option 1
Vote as the Board of Directors recommends on ALL Proposals.

Option 2
Choose to vote on each item separately. Follow the easy instructions.

If you vote by telephone or the Internet, DO NOT mail the Vote Instruction Form.

Call in from a touch-tone telephone...Toll-free number found on your Vote Instruction Form

Log on to the World Wide Web...www.proxyvote.com

Your vote is important.  Thank you for voting.